EXHIBIT 10.16


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

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                                         :
In re:                                   :     (Chapter 11)
                                         :
RANCH *1, INC., ET AL.,                  :     Case Nos. 01-41853 (AJG)
                                         :     through 41881 (AJG)
                            Debtors.     :
                                         :     Jointly Administered
                                         :
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             FINAL ORDER AUTHORIZING DEBTORS TO OBTAIN POST-PETITION
   SECURED FINANCING PURSUANT TO SECTIONS 364(C)(1), 364 (C)(2) AND 364(C)(3)
                     OF THE BANKRUPTCY CODE, AND APPROVING
                       JOINT FRANCHISE MARKETING AGREEMENT

     THIS MATTER having come before the Court upon the Application dated July 3, 2001 (the "APPLICATIOn") of the Debtors seeking entry of orders (a) authorizing Ranch*1, Inc. (the "PARENT DEBTOR"), and the other above-captioned debtors (collectively, the "SUBSIDIARY DEBTORS", and together with the Parent Debtor, each a "DEBTOR" and collectively the "DEBTORS") to obtain credit and incur debt, all on a permanent basis pursuant to the Bankruptcy Code, Title 11, United States Code, 11 U.S.C. ss.ss. 101 ET SEQ. (the "BANKRUPTCY CODE"), and Sections 364(c)(1), 364(c)(2) and 364(c)(3) thereof, and the Federal Rules of Bankruptcy Procedure (the "BANKRUPTCY RULES") and Rule 4001(c)(2) thereof, having priority, as to administrative expenses, pursuant to Section 364(c)(1) of the Bankruptcy Code (the "FINAL ORDER"), (b) scheduling a hearing to consider the Final Order (the "FINAL HEARING") and (c) pending entry of the Final Order authorizing the Debtors to:

     (i) On an interim basis, pending the Final Hearing on the Application, obtain credit and incur debt secured by liens (as defined in Section 101(37) of the Bankruptcy Code and referred to herein as "LIENS") on property of the Debtors' estates pursuant to Sections 364(c)(2) and 364(c)(3) of the Bankruptcy Code and with priority, as to administrative expenses, as provided in Section 364(c)(1) of the Bankruptcy Code.

     (ii) Establish on an interim basis, that emergency financing arrangement (the "DIP CREDIT FACILITY") with Ranch*1 Acquisition, L.L.C., the predecessor in interest to R1 Franchise Systems LLC (in such capacity, herein the "LENDER"), an Arizona Limited Liability Company with offices at 7730 E. Greenway Road, Suite
104,    Scottsdale,    Arizona   85260,    which   is    contemplated   by   the
Debtor-In-Possession   Loan  and  Security   Agreement   (as  the  same  may  be
supplemented, modified, amended, restated or replaced from time to time in the manner provided therein and in accordance with Paragraph 29 of this Order, the "DIP LOAN AGREEMENT"), substantially in the form annexed to the Application as EXHIBIT A, in the aggregate principal amount of $2,500,000.00 and to incur the liabilities provided for in and as contemplated by the DIP Loan Agreement (the "DIP LIABILITIES").
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     (iii) On an interim basis,  provide the Lender with Liens upon the Debtors'
property as provided in and contemplated by the DIP Loan Agreement.

     (iv) On an interim basis, grant the Lender a Super-Priority Claim over any and all administrative expenses other than as set forth in Paragraph 13, below.

     (v) Set a date for the Final Hearing.

     It appearing that absent the relief requested herein, the Debtors will suffer immediate and irreparable harm; and it further appearing that notice of the Application is sufficient and complies with the requirements of Bankruptcy Rules 4001(c) and 4001(d); and the Court having considered the Application, the Exhibits thereto, including, without limitation, the DIP Loan Agreement and the affidavit filed in support of the Application; and in accordance with Bankruptcy Rules 4001(c)(1) and (2), due and proper notice of the Application having been given; and interim hearings to consider approval of the DIP Credit Facility having been held and concluded on July 5, 2001 and July 13, 2001; and a final hearing to consider approval of the DIP Credit Facility having been held and concluded July 31, 2001 (the "FINAL HEARING"); and upon all of the pleadings filed with the Court and all of the proceedings held before the Court, and after due deliberation and consideration and for good and sufficient cause shown;

                           THE COURT HEREBY FINDS THAT

     A. On July 3, 2001 (the "PETITION DATE"), each of the Debtors filed a voluntary petition under Chapter 11 of the Bankruptcy Code. The Debtors have sought to have their cases jointly administered for procedural purposes only.

     B. The Debtors have continued in the management and operation of their businesses and properties as debtors in possession pursuant to Bankruptcy Code Sections 1107 and 1108. No trustee or examiner has been appointed in these cases. On July __, 2001, the Office of the United States Trustee formed an official committee of unsecured creditors (the "Committee").

     C. By Order dated July 5, 2001, the Court authorized the Debtors to borrow on an interim basis up to $220,000.00 under the DIP Credit Facility in accordance with the terms and conditions set forth in the Interim Order Authorizing Debtors To Obtain Post-Petition Secured Financing Pursuant To Sections 364(C)(1), 364 (C)(2) And 364 (C)(3) Of The Bankruptcy Code And Scheduling Final Hearing Pursuant To Bankruptcy Rule 4001(C)(2) On The Debtors' Application To Incur Such Financing On A Permanent Basis, Approving Joint Franchise Marketing Agreement And Approving The Form And Method Of Notice Thereof (the "First Interim Order").

     D. By Order dated July 13, 2001, the Court authorized the Debtors to borrow on an interim basis up to $500,000 under the DIP Credit Facility (inclusive of the amounts permitted to be borrowed under the First Interim Order) in accordance with the terms and conditions set forth in the Second Interim Order Authorizing Debtors to Obtain Post-Petition Secured Financing Pursuant To Sections 364(C)(2) And 364(C)(3) Of The Bankruptcy Code And Scheduling Final Hearing Pursuant To Bankruptcy Rule 4001(C)(2) On The Debtors' Application To Incur Such Financing On A Permanent Basis, Approving Joint Franchise Marketing Agreement And Approving The Form And Method Of Notice Thereof (the "Second Interim Order, and, together with the First Interim Order, the "Interim Orders").

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     E. This Court has  jurisdiction,  pursuant to 28 U.S.C.  ss.ss.  157(b) and
1334, over these proceedings, and over the persons and property affected hereby. Consideration of the Application constitutes a "core proceeding" under Section 157(b)(2) of Title 28 of the United States.

     F. An immediate need exists for the Debtors to obtain emergency funds with which to purchase inventory, continue their ordinary operations, and administer and preserve the value of their estates. The ability of the Debtors to finance their operations requires the additional availability of working capital, the absence of which would immediately and irreparably harm the Debtors, their estates, and their creditors and the possibility for a successful reorganization.

     G. The Debtors are unable to obtain unsecured credit allowable solely under Bankruptcy Code Section 503(b)(1) as an administrative expense.

     H. The Debtors are also unable to obtain secured credit, allowable only under Bankruptcy Code Sections 364(c)(2) and 364(c)(3), except under the terms and conditions provided in this Order. The Debtors are unable to obtain credit for borrowed money without the Debtors' granting to the Lender (i) Liens on all or substantially all of the assets of the Debtors pursuant to Bankruptcy Code Sections 364(c)(2) and 364(c)(3), and (ii) super-priority administrative expense claim status as provided in Section 364(c)(1) of the Bankruptcy Code (such super-priority administrative expense claim having priority as provided herein except with respect to the Carve Out (as hereinafter defined)) and as provided by this Final Order.

     I. The ability of the Debtors to finance their operations and the availability of sufficient working capital through the incurrence of indebtedness for borrowed money and other financial accommodations is vital to the Debtors' ability to pay their operating expenses, including (without limitation) employees' salaries and wages, and to preserve and maintain their going concern value and their ability to consummate a successful reorganization.

     J. The relief requested in the Application is necessary, essential, and appropriate for the continued operation of the Debtors' business and the management and preservation of their property.

     K. It is in the best interest of Debtors' estates to be allowed to establish the DIP Credit Facility contemplated by the DIP Loan Agreement and the other DIP Loan Documents (as defined in the DIP Loan Agreement).

     L. The terms and conditions of the DIP Credit Facility, including, without limitation, those which provide for the payment of interest to, and fees of, the Lender at the times and in the manner provided under the DIP Credit Facility are believed to be fair, reasonable, and the best available under the circumstances and reflect the Debtors' exercise of prudent business judgment consistent with their fiduciary duties and are supported by reasonably equivalent value and fair consideration.

     M. The DIP Credit Agreement and other DIP Loan Documents were negotiated in good faith and at arm's length between the Debtors, on the one hand, and the Lender, on the other. Credit to be extended under the DIP Credit Facility pursuant to this Final Order and the Interim Orders will be so extended in good faith, in consequence of which the Lender is entitled to the protection and benefits of Bankruptcy Code Section 364(e). Capitalized terms used and not otherwise defined herein shall have the meanings respectively assigned to them in the DIP Loan Agreement.

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
     N. The notice of the Hearing at which this Final Order was entered, which notice was provided by the Debtors to (i) the United States Trustee, (ii) counsel to the Lender, (iii) the Debtors' consolidated twenty (20) largest unsecured creditors, (iv) counsel for the Committee, and (v) all parties who have filed a notice of appearance and request for service of pleadings in these cases, constitutes sufficient and adequate notice in accordance with and for all purposes under the Bankruptcy Code, including, without limitation, Bankruptcy Rule 4001(c) and Bankruptcy Code Section 102(1), as required by Bankruptcy Code
Section 364(c), and no other notice need be given for entry of this Order.

     O. Good and sufficient cause has been shown for the entry of this Final Order. Among other things, the entry of this Final Order will enable the Debtors to continue the operation of their businesses, increase the possibility for a successful reorganization, and is therefore in the best interest of the Debtors, their creditors, and their estates.

     NOW, THEREFORE, on the Application of the Debtors and the record before the Court with respect to the Application, and with the consent of the Debtors and the Lender to the form and entry of this Final Order, and good cause appearing,

     IT IS ON THIS 31st day of July, 2001, ORDERED, ADJUDGED AND DECREED that:

                  APPROVAL OF AND AUTHORIZATION AS TO BORROWING

     1. The Application is hereby granted, and the terms and the conditions of the DIP Credit Facility are hereby approved. The Debtors are authorized on a permanent basis, to:

          (a) Establish the DIP Credit Facility;

          (b) Execute and deliver each of the DIP Loan Agreement and other Loan Documents referred to (and as defined) in the DIP Loan Agreement (the "DIP LOAN DOCUMENTS") therein; and

          (c)  Borrow  up  to  $2,000,000.00   under  the  DIP  Credit  Facility
     (inclusive of amounts borrowed in accordance with the Interim Orders).

     2. Upon execution and delivery of the DIP Loan Agreement and the other DIP Loan Documents, such agreements, documents and instruments shall constitute valid, binding obligations of the Debtors, enforceable against each of the Debtors who are parties thereto in accordance with their respective terms and provisions. The Debtors are hereby authorized, empowered, and directed to do and perform all acts and to make, execute, and deliver all instruments and documents that may be requisite, necessary or desirable for the performance by the Debtors of their obligations under the DIP Loan Documents and the creation and perfection of the Liens described in and provided for by the DIP Loan Documents, having the priority contemplated hereby, with respect to the borrowings authorized herein.

     3. The Debtors are hereby authorized to grant, and are hereby deemed to have granted, to the Lender in order to secure the prompt payment and performance in full of the DIP Liabilities, valid, binding, enforceable and perfected Liens in and to all real (except that, with respect to leasehold interests, such liens shall extend only to the proceeds thereof) and personal

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
assets of the Debtors including, without limitation, as described in the DIP Loan Agreement or below (the "COLLATERAL"), exclusive of Avoidance Actions defined below:

     All inventory, accounts, equipment, general intangibles, investment property, franchise agreements and franchise fees, chattel paper, deposit accounts, rights to payment under letters of credit (whether or not written), insurance claims, tort claims, and goods, in each case, whether now owned or in which the Debtors have any interest (and without regard to whether acquired prior or subsequent to the Petition Date) or hereafter acquired or in which the Debtors obtain an interest; all present and future real property and proceeds of leasehold interests in which the Debtors have an interest (and without regard to whether acquired prior or subsequent to the Petition Date); and the products and proceeds thereof.

     The term "AVOIDANCE ACTIONS", as used herein, shall mean avoidance actions by or on behalf of the Debtors or their estates pursuant to Chapter 5 of the Bankruptcy Code and the proceeds thereof with the exception of actions brought pursuant to Bankruptcy Code Section 549 to recover any transfers after the Petition Date of the Collateral, or proceeds thereof. The foregoing first priority security interest and Liens shall be subject only to (i) the Permitted Liens (as hereinafter defined) and (ii) the Carve-Out. Except as specifically provided herein, the security interests and Liens granted to the Lender shall not be made on a parity with, or subordinated to, any other security interest or lien under Section 364(d) of the Bankruptcy Code or otherwise.

     4. The automatic stay imposed under Bankruptcy Code Section 362(a)(4) is hereby lifted to permit the Debtors to grant and the Lender to perfect the aforesaid Liens and to otherwise consummate and perform their respective liabilities and rights under the DIP Credit Facility and in respect of the other DIP Loan Documents, all pursuant to and subject to the terms and provisions of this Final Order.

     5. Without limiting the independence of each of the Debtors acting as a single entity, each officer of the Parent Debtor as may be so authorized by its Board of Directors, and each officer of the Debtors as may be so authorized by the respective Boards of Directors of each of the Debtors or Parent Debtor (acting on behalf of the Parent Debtor or all of the Debtors as contemplated in the DIP Loan Agreement), acting singly, is hereby authorized and empowered to execute and deliver all the DIP Loan Documents to which such Debtor (or each of the Debtors in the case of a signing officer of the Parent Debtor) is a party, such execution and delivery to be conclusive of their respective authority to act in the name of and on behalf of the Debtors.

     6. The Liens to be created and granted to the Lender as security for the DIP Liabilities, as provided in Paragraph 3, above, are created pursuant to Bankruptcy Code Sections 364(c)(2) and 364(c)(3). With the exception of (a) the Carve Out (as described below) (b) those Liens expressly permitted under the DIP Loan Agreement, (c) valid, perfected and unavoidable Liens existing as of the Petition Date (collectively, the items in (a), (b) and (c), the "PERMITTED LIENS"), and (d) the statutory fees of the United States Trustee as provided in 28 U.S.C. ss. 1930(a) and fees to the clerk of the Bankruptcy Court (collectively, the "MANDATORY FEES"), the Liens to be created and granted to the Lender, as provided in Paragraph 3, above, are first, prior, perfected, and superior to any security, mortgage, or collateral interest or Lien or claim to the Collateral. The Liens securing the DIP Liabilities shall not be subject to
Section 551 of the Bankruptcy Code.

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
     7. This Final Order shall be sufficient and conclusive evidence of the creation, attachment, validity, perfection, and priority of the Lender's Liens upon the Collateral, without the necessity of filing or recording any financing statement or other instrument or document that may otherwise be required under the law of any jurisdiction or the taking of any other action to validate or perfect the Liens of the Lender in and to the Collateral or to entitle the Lender to the priorities granted herein, which Liens and the financing statements in respect thereof shall be deemed to have been recorded at the time and on the date of the commencement of these Chapter 11 cases, PROVIDED, HOWEVER, that the Debtors shall, if requested by the Lender (the Lender is hereby granted relief from the automatic stay imposed by Bankruptcy Code Section 362 in order to make such request), execute and the Lender may file or record financing statements, mortgages, deeds of trust or other instruments in respect of the Liens authorized hereby, PROVIDED FURTHER, HOWEVER, that no such filing or recordation shall be necessary or required in order to create, evidence or perfect any such Lien.

     8. The Lender, in its discretion, may file a copy of this Final Order as a financing statement, mortgage, or deed of trust with any recording officer designated to file financing statements or with any registry of deeds or similar office in any jurisdiction in which the Debtors have real or personal property, and in such event, the subject filing or recording officer is authorized and directed to file or record such copy of this Final Order.

     9. The DIP Loan Agreement and each of the DIP Loan Documents, respectively, shall constitute and evidence the valid and binding obligations of the Debtors, as applicable, which obligations shall be enforceable against the respective parties in accordance with their respective terms and provisions, subject to the provisions of this Final Order.

     10. Pursuant to Sections 363(b)(1) and 364(c)(2) of the Bankruptcy Code, any provisions in any of the Leasehold Interests that require the consent or approval of one or more of the Debtors' landlords in order for the Debtors to pledge or mortgage proceeds of such Leasehold Interests, are and shall be deemed to be inconsistent with the provisions of the Bankruptcy Code as provided for below and are and shall have no force and effect with respect to the granting of the Liens, security interests, mortgages, and/or deeds of trust by the Debtors in favor of the Lender in accordance with the terms of the DIP Loan Agreement, the Interim Orders, and this Final Order.

                              ADMINISTRATIVE CLAIM

     11. The liabilities under the DIP Credit Facility shall be an allowed administrative expense claim (the "SUPER-PRIORITY CLAIM") with priority under Bankruptcy Code Section 364(c)(1) and otherwise over all administrative expense claims and unsecured claims against the Debtors, now existing or hereafter arising, of any kind or nature whatsoever including, without limitation, administrative expenses of the kinds specified in or ordered pursuant to Bankruptcy Code Sections 105, 326, 330, 331, 503(a), 503(b), 506(c), 507(a),
507(b), 546(c), 726 and 1114, subject only to the Mandatory Fees, the Carve Out and recoveries on Avoidance Actions.

     12. Except for Mandatory Fees and the Carve Out no costs or expenses of administration including, without limitation, professional fees allowed and payable under Bankruptcy Code Sections 330 and 331 that have been or may be incurred in these Chapter 11 cases, or in any case or cases pursuant to Chapter 7 of the Bankruptcy Code into which this case may be converted, or in any other proceeding related thereto (hereinafter, any "SUCCESSOR CASE"), and no other

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claims  to the  Collateral  are,  or will be,  prior to or on a parity  with the liabilities under the DIP Credit Facility.

     13. The term "Carve Out" means the sum of $320,000.00, which shall be deposited following entry of this Final Order by the Debtors into a separate account ("RESERVE ACCOUNT") maintained with Buchanan Ingersoll, P.C. (the "ESCROW LENDER") and which shall be available for distribution to (A) (x) total accrued and unpaid and future fees and disbursements incurred by the Debtors' professionals and the Committee's professionals and (y) the expenses of members of the Committee, as allowed by the Bankruptcy Court (collectively, the "PROFESSIONALS"), and (B) Mandatory Fees, in each case following the occurrence of an Event of Default under the DIP Loan Agreement (a "CARVE OUT EVENT"). Notwithstanding anything contained herein to the contrary, the Lender's Liens granted pursuant to this Order in the Reserve Account shall be second and junior only to the claims of the Professionals and the U.S. Trustee therein for the fees referred to in (A) and (B), above. The Lender shall not have any duties or responsibilities with respect to the distribution of the Carve Out by the Escrow Lender and shall have no liability on account of any distribution, misdistribution, or nondistribution thereof. Upon the later of: (i) the date on which all Professionals are granted a final allowance of fees and expenses or
(ii) the occurrence of any of the events set forth in clauses 18(a), 18(b) or 18(c) hereof, the balance of the Carve Out (if any) not distributed or required to be distributed on account of such fees and expenses of the Professionals and the Mandatory Fees shall be distributed to the Lender, to the extent of any then remaining deficiency in the DIP Liabilities and then as this Court may determine. Any amounts paid to the Professionals prior to the occurrence of a Carve Out Event shall not be credited or applied against the Carve Out. No amount of the Carve Out and no amounts advanced under the DIP Credit Facility shall be used in any event to pay any fees and expenses (x) arising out of or related to the prosecution of any claims or causes of action against the Lender, including without limitation relating to (a) preventing, hindering, or delaying the Lender's enforcement or realization upon any of the Collateral, (b) using cash collateral or selling any other Collateral without the Lender's consent, or
(c) objecting to or contesting in any manner, or raising any defenses to, the validity, extent, perfection, priority, or enforceability of the Lender's DIP Liabilities or any mortgages, liens, or security interests with respect thereto or any other rights or interests of Lender's, or in asserting any claims or causes of action, including without limitation, any actions under Chapter 5 of the Bankruptcy Code, against the Lender and (y) arising after conversion of the Chapter 11 Cases to cases under Chapter 7 of the Bankruptcy Code or arising after the appointment of a chapter 11 trustee.

     14. Notwithstanding the foregoing, as long as a Carve Out Event has not occurred, the Debtors shall be permitted to pay compensation and reimbursement of expenses allowed and payable under Sections 330, 331, 503(b)(2) and 503(b)(3)(F) of the Bankruptcy Code, as the same may become due and payable. The foregoing shall not be construed as consent to the allowance of any such fees and expenses and shall not affect the rights of the Lender to object to the allowance and payment of any such amounts, nor shall the foregoing obligate the Lender to make loans and advances under the DIP Credit Agreement for payment thereof. Upon the occurrence of a Carve Out Event, the fees of Professionals and the Mandatory Fees shall be paid solely out of the Reserve Account and the proceeds of recoveries on Avoidance Actions, unless the Lender has provided its prior written consent to payment from an alternative source.

     15. No cost or expense which is incurred in connection with or on account of the preservation and/or disposition of any Collateral or which otherwise could be chargeable to the Lender or the Collateral pursuant to Bankruptcy Code

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Section  506(c)  or  otherwise,  shall  be  chargeable  to  the  Lender  or  the
Collateral. 16. Unless the Lender has provided its prior written consent or all DIP Liabilities to the Lender have been irrevocably paid in full and the commitment to extend credit under the DIP Credit Facility has been terminated in accordance with the terms thereof, no order entered in these proceedings, or in any Successor Case, shall have the effect of permitting or authorizing:

          (a) the obtaining of credit or the incurring of indebtedness by any of the Debtors that is (i) secured by a security, mortgage, or collateral interest or other Lien on all or any portion of the Collateral, other than the Permitted Liens, and/or (ii) entitled to priority administrative status which is equal or senior to that granted to Lender herein, other than the indebtedness or credit expressly permitted by the DIP Loan Agreement ("PERMITTED INDEBTEDNESS"); or

          (b) the enforcement (i.e. the granting of relief from the automatic stay) of any claimed security, mortgage, or collateral interest or other Lien of any person other than of the Lender on all or any portion of the Collateral, other than by the holder of a senior Permitted Lien against the subject asset or property; or

          (c) the Debtors' return of goods constituting Collateral pursuant to Sections 546(h) and Section 546(g) of the Bankruptcy Code other than for returns for damaged goods in the ordinary course of business consistent with historical practices or consent to any creditor taking any set-off against any claim arising prior to the Petition Date based upon any such return pursuant to Section 553(b)(1) of the Bankruptcy Code or otherwise.

     17. Without limiting the provisions and protections of Paragraph 16, above, if at any time prior to the repayment in full in cash of all DIP Liabilities under the DIP Credit Facility and the termination of the Lender's obligation to make loans and extend credit under the DIP Loan Agreement, including (without limitation) subsequent to the confirmation of any plan of reorganization respecting the Debtors, the Debtors or any Trustee subsequently appointed shall obtain credit or incur debt pursuant to Bankruptcy Code Sections 364(b), 364(c) or 364(d) (other than Permitted Liens), then all of the consideration for such credit or debt shall immediately be turned over to the Lender to reduce the DIP Liabilities.

     18. All DIP Liabilities of the Debtors to the Lender are due and payable upon the earliest to occur on:

          (a) JULY 5, 2002;

          (b) The acceleration of the DIP Liabilities by the Lender following the occurrence of an Event of Default; or

          (c) The effective date of any plan of reorganization for any of the Debtors in these Chapter 11 Cases.

     Unless and until the DIP Liabilities are repaid in full in cash and the obligations of the Lender to make loans and extend credit are terminated, the protection afforded to Lender under the DIP Loan Documents, the Interim Orders and this Final Order, and any actions taken pursuant thereto, shall survive the entry of any order confirming a plan of reorganization or converting this case into a Successor Case, and the Liens in and to the Collateral and the Super-Priority Claim shall continue in these Chapter 11 Cases and in any Successor Case, and such security, mortgage, and collateral interests and other

Liens, and Super-Priority Claim shall maintain their status and priority as provided by this Order.

     19. The time and manner of payment of the DIP Liabilities pursuant to the DIP Loan Agreement and the creation, scope, perfection and priority of the Liens in and to the Collateral (with the priorities specified herein) and the
Super-Priority Claim shall not be altered or impaired by any plan of reorganization that may hereafter be confirmed or by any further order that may hereafter be entered.

                                EVENTS OF DEFAULT

     20. Any automatic stay otherwise applicable to the Lender is hereby modified so that upon the occurrence of any Event of Default and acceleration of the DIP Liabilities and at any time thereafter, after five (5) business days' notice of such occurrence, which notice by the Lender is filed with this Court (with a copy to chambers), together with proof of service thereof, and served by telecopy and overnight courier service on the Debtors, counsel to the Debtors, counsel to the Committee appointed in these Chapter 11 cases, the United States Trustee, and any other person filing a notice of appearance and a request for service of pleadings in these cases, the Lender shall be entitled to exercise the Lender's rights and remedies upon such Event of Default as provided in the DIP Loan Documents and applicable non-bankruptcy law. Following the giving of notice by the Lender of the occurrence of an Event of Default and acceleration of the DIP Liabilities:

          (a) The Debtors shall continue to deliver and cause the delivery of the proceeds of Collateral to the Lender, as provided in the DIP Loan Agreement;

          (b) The Lender shall continue to apply such proceeds in accordance with the provisions of this Order and the DIP Loan Agreement;

          (c) Except as to the Carve Out, the Debtors shall have no right to use any of such proceeds, nor any other cash collateral (as defined in Bankruptcy Code Section 363(a)) of the Lender other than towards the satisfaction of the DIP Liabilities; and

          (d) Any obligation otherwise imposed on the Lender to provide any loan or advance to the Debtors pursuant to the DIP Loan Agreement shall be suspended.

     21. In the Lender's exercise of its rights and remedies upon default in accordance with the DIP Loan Agreement and this Order, the Debtors are directed to cooperate with the Lender in the exercise of such rights and remedies (unless the Court orders otherwise). Without limitation of the foregoing, the Lender shall have the right to cause, in a commercially reasonable manner, the immediate sale or other disposition of the Collateral constituting real estate or leasehold interests by directing the Debtors to file an application with the Court for authorization to assume, assign, sell or otherwise dispose of any or all of such real estate or leasehold Collateral pursuant to Sections 363 and 365 of the Bankruptcy Code. The Liens shall attach to the proceeds of any such sale or other disposition of the real estate or leasehold Collateral, which proceeds shall be immediately turned over to the Lender for application in accordance with the provisions of the DIP Loan Agreement. In no event shall the Lender be subject to the equitable doctrine of "marshaling" or any other similar doctrine with respect to any of the Collateral or otherwise.

     22. Nothing included herein shall prejudice, impair, or otherwise affect the Lender's right to seek any other or supplemental relief in respect of the Debtors' or the Lender's right, as provided in the DIP Loan Agreement, to suspend or terminate the making of loans under the DIP Loan Agreement.

                            MISCELLANEOUS PROVISIONS

     23. If any provision of this Order is hereafter modified, vacated or stayed by subsequent order of this or any other Court for any reason, such modification, vacation, or stay shall not affect the validity of any liability incurred pursuant to this Order nor the validity, perfection, priority, or enforceability of any Lien granted by the Debtors to the Lender prior to the later of (a) the effective date of such modification, vacation, or stay, or (b) the entry of the order pursuant to which such modification, vacation, or stay was established. The binding effect of this Order is an integral part of this Order.

     24. Debtors shall compensate Lender a commission of fifty percent (50%) of the entire initial franchise fee and fifty percent (50%) of the entire area development agreement fee (as such terms are defined in Debtors' standard franchise agreement) (the "IFF Commission" and the "ADA Commission", respectively), collected from any newly executed post-petition franchise and/or area development agreement initiated by Lender, irrespective of whether the third party franchisee is a current franchisee of one of Lender's current franchise concepts ("Lender Initiated Franchisees"). The IFF Commissions or ADA Commissions shall be paid to Lender within fifteen (15) days of receipt by Debtors of the initial franchise fee or area development agreement fee from the Lender Initiated Franchisees. Debtors and Lender shall coordinate any franchise sales during the term of the Loan Agreement and Lender and Debtors shall mutually agree on any new sale of a franchise or area development agreement. Debtors further agree to consummate sales to all qualified prospective Lender Initiated Franchisees.

     25. The payments made, and the Liens and Super-Priority Claims granted to the Lender under the DIP Credit Facility and this Order, and the priority thereof, shall be binding on the Debtors, the Lender, and their respective successors and assigns, any successor trustee for the Debtors, and all creditors of the Debtors (whether appointed in these Chapter 11 cases or in the event of the conversion of any Chapter 11 case to a liquidation under chapter 7 of the Bankruptcy Code), as provided in Bankruptcy Code Section 364(e), even if this Order is reversed, vacated, stayed by subsequent order, or modified on appeal.

     26. Any request by the Debtors for entry of an Order, to the extent the Debtors obtain Lender's prior written consent, authorizing the Debtors to sell any of the Collateral outside the ordinary course of business shall provide that all proceeds of such Collateral after satisfaction of other senior Permitted Liens shall be remitted directly to the Lender for application against the DIP Liabilities until all the DIP Liabilities have been indefeasibly paid in full.

     27. The Debtors are authorized but not directed (unless requested by the Lender) to: (i) continue existing or establish and maintain various lockboxes, concentration accounts and blocked accounts in favor of the Lender and to enter into similar arrangements with other banks as are designated for such purposes pursuant to the DIP Loan Agreement (collectively, the "BLOCKED ACCOUNTS"); (ii) deposit or cause to be deposited, or to remit, in kind, immediately and directly to the Lender, all monies, checks, credit card sales drafts, credit card sales, or charge slips or receipts, or other forms of store receipts, drafts and any other payment or proceeds of the Collateral into the Blocked Accounts established for the benefit of the Lender; (iii) instruct all parties now or hereafter in possession of monies, claims, or other payments for the account of the Debtors or other property of the Debtors' estate in which the Lender has a Lien to remit such payments to the Blocked Accounts; and (iv) enter into such normal and customary agreements as may be necessary to effectuate the foregoing.

     28. The Lender's failure to seek relief or otherwise exercise its rights and remedies under the DIP Credit Facility, or this Final Order shall not constitute a waiver of any of the rights and remedies of the Lender's rights thereunder, hereunder or otherwise.

     29. The Debtors and the Lender may amend or waive any provision of the DIP Loan Agreement and the other DIP Loan Documents in accordance with the terms thereof, PROVIDED that such amendment or waiver, in the judgment of the Debtors and the Lender, is either nonprejudicial to the rights of third parties or is not material. Except as otherwise provided herein, no waiver, modification, or amendment of any of the provisions of the DIP Loan Documents shall be effective unless set forth in writing, signed by the parties hereto and approved by the Court.

     30. Any notice required to be made by the Debtors pursuant to the DIP Loan Documents shall also be made to Committee's counsel. Debtors shall serve Committee's counsel, VIA hand delivery or facsimile, with any notice it receives from the Lender pursuant to the DIP Loan Documents within twenty-four (24) hours of receiving such notice from the Lender.

     31. This Order shall be without prejudice to the Committee to assert, upon the occurrence of an Event of Default, that the Lender's application of proceeds of Collateral received by Lender and all other payments in respect of the DIP Liabilities were not authorized or permitted by this Final Order or the DIP Loan Documents.

     32. Except as specifically set forth in the Budget, Debtors shall make no expenditures without Debtors giving prior notice to Committee, unless individually each is less than $2,500.00, and cumulatively the same do not exceed the sum of $20,000.00 in any thirty (30) day period. Debtors shall not request any advances from Lender in excess of those set forth in the Budget without Debtors giving prior notice to the Committee.

     33. With respect to any advances made by the Lender to the Debtors under the DIP Loan Documents by wire transfer, or otherwise, all such transfers shall be remitted directly to Court approved accounts as the Debtor shall from time to time designate

     34. This Final Order does not create any rights for the benefit of any third party, creditor, or any direct, indirect, or incidental beneficiary (other than the Lender or the Committee as expressly provided for herein).

     35. In the event of any inconsistency between the terms and conditions of any DIP Loan Document and of this Order, the provisions of this Final Order shall govern and control. This Final Order constitutes findings of fact and conclusions of law and takes effect and become enforceable immediately upon execution hereof.

     36. The provisions of this Final Order and any actions taken pursuant hereto shall survive the entry of any order: (a) confirming any plan of reorganization under any of the Chapter 11 cases (and to the extent not satisfied in full, the obligations shall not be discharged by the entry of any such order, or pursuant to Bankruptcy Code section 1141(d)(4), each of the Debtors having hereby waived such discharge); (b) converting any of the Chapter 11 Cases to a chapter 7 case; or (c) dismissing any of the Chapter 11 Cases, and the terms and provisions of this Order as well as the Super-Priority Clams and Liens granted pursuant to this Final Order and the DIP Loan Documents shall continue in full force and effect notwithstanding the entry of any such order and such super-priority claims and liens shall maintain their priority as provided by this Final Order and to the maximum extent permitted by law until all of the DIP Liabilities are indefeasibly paid in full and discharged.

     37. Except as otherwise provided in this Final Order, pursuant to Section 552(a) of the Bankruptcy Code, all property acquired by the Debtors after the Petition Date, including, without limitation, all Collateral pledged to the Lender pursuant to the DIP Loan Agreement and this Final Order, is not and shall not be subject to any lien of any entity resulting from any security agreement entered into by the Debtors prior to the Petition Date, except to the extent that such property constitutes proceeds of property of the Debtors that is subject to a valid, enforceable, perfected and unavoidable lien existing as of the Petition Date.

     38. The DIP Liabilities of the Debtors hereunder and under the DIP Loan Documents shall be joint and several.

     39. Upon entry of this Final Order, the Lender shall be and shall be deemed to be, without any further action or notice, named as additional insured and loss payee on each insurance policy maintained by the Debtors that in any way relates to the Collateral.

     40. R1 Franchise Systems L.L.C. shall be deemed to be the successor in interest to Ranch*1 Acquisition, L.L.C as Lender pursuant to the Interim Orders, and all rights and benefits granted to Ranch*1 Acqusition, L.L.C. pursuant to the Interim Orders , the DIP Loan Agreement and the other Loan Documents shall inure to the benefit of R1 Franchise Systems L.L.C. All references in the Interim Orders to "Lender" shall be deemed to refer to "R1 Franchise Systems L.L.C.", and, in that regard, among other things, all amounts heretofore advanced to the Debtors pursuant to the Interim Orders shall be deemed to have been advanced by R1 Franchise Systems L.L.C. as Lender, the superpriority claims and security interests granted pursuant to the Interim Orders shall be deemed to have been granted to R1 Franchise Systems L.L.C. as Lender, and all DIP Liabilities shall be payable to R1 Franchise Systems L.L.C.

     41. Service of a copy of this Final Order by hand delivery, first class mail, or deposit with a reputable overnight courier service within three (3) days after entry hereof, upon (i) the Office of the United States Trustee, (ii) Kaye Scholer, LLP, attorneys for the Lender, (iii) Silverman, Perlstein & Acampora LLP, attorneys for the Committee, (iv) the Debtors' consolidated twenty
(20) largest unsecured creditors, (v) the District Director for the Internal Revenue Service, and (v) all parties having filed requests for notices in the Debtors' cases shall constitute good and sufficient service of this Final Order, the Application, the Final Hearing, and all proceedings held thereon.

Dated: July 31, 2001

       New York, New York

                                    /s/ ARTHUR J. GONZALEZ
                                    ----------------------------------------
                                    HONORABLE ARTHUR J. GONZALEZ
                                    UNITED STATES BANKRUPTCY JUDGE

                                   SCHEDULE I
                               SCHEDULE OF DEBTORS

                                                 BORROWER OR GUARANTOR
DEBTOR                                         UNDER DIP CREDIT FACILITY
------                                         -------------------------

Ranch*1, Inc.                                          Borrower
Ranch*1 Group, Inc.                                    Borrower
Ranch*1 Metro, Inc.                                    Borrower
Ranch*1 Pearl, Inc.                                    Borrower
Ranch*1 of America, Inc.                               Borrower
Ranch *1 Downtown, Inc.                                Borrower
Ranch*1 Eighth Avenue, Inc.                            Borrower
Ranch*1 of Broadway, Inc.                              Borrower
Ranch*1 on 34th Street, Inc.                           Borrower
Ranch*1 Fashion, Inc.                                  Borrower
Ranch*1 Metro Tech, Inc.                               Borrower
Ranch*1 52nd, Inc.                                     Borrower
Ranch*1 Palisades, Inc.                                Borrower
Ranch*1 Number 0135, Inc.                              Borrower
Ranch*1 Number 0202, Inc.                              Borrower
Ranch*1 Number 0117, Inc.                              Borrower
Ranch*1 Number 0125, Inc.                              Borrower
Ranch*1 Number 0112, Inc.                              Borrower
Ranch*1 Number 0113, Inc.                              Borrower
Ranch*1 Number 0128, Inc.                              Borrower
Ranch*1 Number 0150, Inc.                              Borrower
Ranch*1 Number 1701, Inc.                              Borrower
Ranch*1 Number 0207, Inc.                              Borrower
Ranch*1 Number 0118, Inc.                              Borrower
Ranch*1 Number 0137, Inc.                              Borrower
Ranch*1 Number 1904, Inc.                              Borrower
OME, Inc.                                              Borrower
Dome Enterprises, Inc.                                 Borrower
Morgrho, Inc.                                          Borrower
Franchise Concepts Group, Inc.                         Borrower